MERIT 9 - FOR 8K - TO 35% CALL
                     ------ Discount Margin Table-------

Lehman Brothers                                                          Page 1
                 Bond Class A1          6.088 Initial Coupon
                        Current Balance $775,000,000.00
                1.00 * 1MLIB +     0.40,  10.00 Cap, 0.40 Floor
                   Index Type: 1MLIB   Initial Value:   5.688


             10% CPR         15% CPR         18% CPR         21% CPR           23% CPR            25% CPR           30% CPR
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
          1MLIB: 5.68750  1MLIB: 5.68750   1MLIB: 5.68750   1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
PRICE     Disc Marg  Dur  Disc Marg  Dur   Disc Marg  Dur   Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur
--------- --------- ----  --------- ----   --------- ----   --------- ----    --------- ----    --------- ----    --------- ----
 99.59375   0.514   3.48   0.548    2.68    0.574    2.28    0.601    1.97     0.620    1.80     0.639    1.66     0.688    1.37
 99.62500   0.505          0.536            0.560            0.585             0.603             0.620             0.666
 99.65625   0.496          0.525            0.547            0.570             0.586             0.602             0.644
 99.68750   0.487          0.513            0.534            0.554             0.569             0.583             0.622
 99.71875   0.479          0.502            0.520            0.539             0.552             0.565             0.599
 99.75000   0.470   3.49   0.491    2.69    0.507    2.28    0.523    1.97     0.535    1.81     0.547    1.66     0.577    1.38
 99.78125   0.461          0.479            0.493            0.508             0.518             0.528             0.555
 99.81250   0.452          0.468            0.480            0.493             0.501             0.510             0.533
 99.84375   0.444          0.457            0.467            0.477             0.484             0.492             0.511
 99.87500   0.435          0.445            0.453            0.462             0.467             0.473             0.489

 99.90625   0.426   3.49   0.434    2.69    0.440    2.29    0.446    1.98     0.451    1.81     0.455    1.66     0.466    1.38
 99.93750   0.417          0.423            0.427            0.431             0.434             0.437             0.444
 99.96875   0.409          0.411            0.413            0.415             0.417             0.418             0.422
100.00000   0.400          0.400            0.400            0.400             0.400             0.400             0.400
100.03125   0.391          0.389            0.387            0.385             0.383             0.382             0.378
100.06250   0.383   3.49   0.377    2.69    0.373    2.29    0.369    1.98     0.366    1.81     0.363    1.67     0.356    1.38
100.09375   0.374          0.366            0.360            0.354             0.350             0.345             0.334
100.12500   0.365          0.355            0.347            0.338             0.333             0.327             0.312
100.15625   0.356          0.343            0.334            0.323             0.316             0.309             0.290
100.18750   0.348          0.332            0.320            0.308             0.299             0.290             0.268

100.21875   0.339   3.50   0.321    2.70    0.307    2.29    0.292    1.98     0.282    1.81     0.272    1.67     0.246    1.38
100.25000   0.330          0.310            0.294            0.277             0.265             0.254             0.223
100.28125   0.322          0.298            0.280            0.262             0.249             0.236             0.201
100.31250   0.313          0.287            0.267            0.246             0.232             0.217             0.179
100.34375   0.304          0.276            0.254            0.231             0.215             0.199             0.157
100.37500   0.296   3.50   0.265    2.70    0.241    2.29    0.216    1.98     0.198    1.81     0.181    1.67     0.135    1.38
100.40625   0.287          0.253            0.227            0.200             0.182             0.163             0.114
100.43750   0.278          0.242            0.214            0.185             0.165             0.145             0.092
100.46875   0.270          0.231            0.201            0.170             0.148             0.126             0.070
100.50000   0.261          0.220            0.188            0.155             0.131             0.108             0.048

100.53125   0.252   3.50   0.208    2.70    0.174    2.30    0.139    1.99     0.115    1.82     0.090    1.67     0.026    1.38
100.56250   0.244          0.197            0.161            0.124             0.098             0.072             0.004
100.59375   0.235          0.186            0.148            0.109             0.081             0.054            -0.018
100.62500   0.226          0.175            0.135            0.093             0.065             0.036            -0.040
100.65625   0.218          0.163            0.122            0.078             0.048             0.018            -0.062

Average
  Life   :  4.23           3.15             2.62             2.23              2.02              1.85              1.51
First Pay:  0.09           0.09             0.09             0.09              0.09              0.09              0.09
Last Pay :  7.01           6.09             5.09             4.34              3.92              3.59              2.92
Collateral
  Loss   :  0.00           0.00             0.00             0.00              0.00              0.00              0.00
Agg. Bond
  Loss   :  0.00           0.00             0.00             0.00              0.00              0.00              0.00

  Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/25/97 settlement date.


_______________________________________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                         MERIT 9 - FOR 8K
                ------ Discount Margin Table ------

Lehman Brothers                                                           Page 1
                 Bond Class A1          6.088 Initial Coupon
                        Current Balance $775,000,000.00
                1.00 * 1MLIB +     0.40,  10.00 Cap, 0.40 Floor
                   Index Type: 1MLIB   Initial Value:   5.688


             10% CPR         15% CPR         18% CPR         21% CPR           23% CPR            25% CPR           30% CPR
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
          1MLIB: 5.68750  1MLIB: 5.68750   1MLIB: 5.68750   1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
PRICE     Disc Marg  Dur  Disc Marg  Dur   Disc Marg  Dur   Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur
--------- --------- ----  --------- ----   --------- ----   --------- ----    --------- ----    --------- ----    --------- ----
 99.59375   0.544   3.89   0.559    2.81    0.584    2.39    0.610    2.07     0.628    1.89     0.646    1.74     0.694    1.44
 99.62500   0.536          0.548            0.571            0.595             0.612             0.629             0.672
 99.65625   0.528          0.537            0.558            0.580             0.596             0.611             0.651
 99.68750   0.520          0.526            0.545            0.566             0.580             0.594             0.630
 99.71875   0.512          0.515            0.533            0.551             0.564             0.576             0.609
 99.75000   0.504   3.90   0.504    2.81    0.520    2.39    0.536    2.07     0.547    1.89     0.559    1.74     0.588    1.45
 99.78125   0.497          0.494            0.507            0.521             0.531             0.541             0.567
 99.81250   0.489          0.483            0.494            0.507             0.515             0.524             0.546
 99.84375   0.481          0.472            0.482            0.492             0.499             0.506             0.525
 99.87500   0.473          0.461            0.469            0.477             0.483             0.489             0.503

 99.90625   0.465   3.90   0.450    2.82    0.456    2.39    0.462    2.07     0.467    1.90     0.471    1.75     0.482    1.45
 99.93750   0.457          0.439            0.443            0.448             0.451             0.454             0.461
 99.96875   0.450          0.429            0.431            0.433             0.435             0.436             0.440
100.00000   0.442          0.418            0.418            0.418             0.419             0.419             0.419
100.03125   0.434          0.407            0.405            0.404             0.403             0.401             0.398
100.06250   0.426   3.90   0.396    2.82    0.393    2.40    0.389    2.07     0.387    1.90     0.384    1.75     0.377    1.45
100.09375   0.418          0.385            0.380            0.374             0.371             0.367             0.356
100.12500   0.411          0.375            0.367            0.360             0.355             0.349             0.335
100.15625   0.403          0.364            0.354            0.345             0.339             0.332             0.314
100.18750   0.395          0.353            0.342            0.330             0.323             0.314             0.293

100.21875   0.387   3.91   0.342    2.82    0.329    2.40    0.316    2.08     0.307    1.90     0.297    1.75     0.272    1.45
100.25000   0.379          0.331            0.316            0.301             0.291             0.280             0.251
100.28125   0.372          0.321            0.304            0.286             0.275             0.262             0.230
100.31250   0.364          0.310            0.291            0.272             0.259             0.245             0.209
100.34375   0.356          0.299            0.278            0.257             0.243             0.228             0.188
100.37500   0.348   3.91   0.288    2.83    0.266    2.40    0.242    2.08     0.227    1.90     0.210    1.75     0.167    1.45
100.40625   0.341          0.278            0.253            0.228             0.211             0.193             0.147
100.43750   0.333          0.267            0.240            0.213             0.195             0.176             0.126
100.46875   0.325          0.256            0.228            0.199             0.179             0.158             0.105
100.50000   0.317          0.245            0.215            0.184             0.163             0.141             0.084

100.53125   0.310   3.92   0.235    2.83    0.203    2.40    0.169    2.08     0.147    1.91     0.124    1.76     0.063    1.45
100.56250   0.302          0.224            0.190            0.155             0.131             0.106             0.042
100.59375   0.294          0.213            0.177            0.140             0.115             0.089             0.021
100.62500   0.286          0.203            0.165            0.126             0.099             0.072             0.000
100.65625   0.279          0.192            0.152            0.111             0.084             0.055            -0.020

Average
  Life   :  4.94           3.35             2.78             2.36              2.14              1.96              1.60
First Pay:  0.09           0.09             0.09             0.09              0.09              0.09              0.09
Last Pay : 12.34           8.59             7.17             6.09              5.51              5.01              4.09
Collateral
  Loss   :  0.00           0.00             0.00             0.00              0.00              0.00              0.00
Agg. Bond
  Loss   :  0.00           0.00             0.00             0.00              0.00              0.00              0.00


  Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/25/97 settlement date.


_______________________________________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                         MERIT 9 - FOR 8K - TO 35% CALL
                      ------ Discount Margin Table ------

Lehman Brothers                                                           Page 2
                 Bond Class A2          6.237 Initial Coupon
                        Current Balance $121,000,000.00
                1.00 * 1MLIB +     0.55,  10.00 Cap, 0.55 Floor
                   Index Type: 1MLIB   Initial Value:   5.688


             10% CPR         15% CPR         18% CPR         21% CPR           23% CPR            25% CPR           30% CPR
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
          1MLIB: 5.68750  1MLIB: 5.68750   1MLIB: 5.68750   1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
PRICE     Disc Marg  Dur  Disc Marg  Dur   Disc Marg  Dur   Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur
--------- --------- ----  --------- ----   --------- ----   --------- ----    --------- ----    --------- ----    --------- ----
 99.46875   0.644   5.51   0.655    4.92    0.672    4.24    0.690    3.69     0.703    3.38     0.716    3.12     0.750    2.60
 99.50000   0.638          0.649            0.665            0.682             0.694             0.706             0.738
 99.53125   0.633          0.643            0.658            0.674             0.685             0.696             0.726
 99.56250   0.627          0.637            0.651            0.666             0.676             0.687             0.714
 99.59375   0.622          0.631            0.644            0.657             0.667             0.677             0.703
 99.62500   0.616   5.52   0.624    4.92    0.636    4.24    0.649    3.69     0.658    3.38     0.667    3.13     0.691    2.60
 99.65625   0.611          0.618            0.629            0.641             0.649             0.657             0.679
 99.68750   0.605          0.612            0.622            0.632             0.640             0.648             0.667
 99.71875   0.600          0.606            0.615            0.624             0.631             0.638             0.656
 99.75000   0.594          0.600            0.608            0.616             0.622             0.628             0.644

 99.78125   0.589   5.52   0.593    4.93    0.600    4.24    0.608    3.70     0.613    3.38     0.618    3.13     0.632    2.60
 99.81250   0.583          0.587            0.593            0.599             0.604             0.609             0.620
 99.84375   0.578          0.581            0.586            0.591             0.595             0.599             0.609
 99.87500   0.572          0.575            0.579            0.583             0.586             0.589             0.597
 99.90625   0.567          0.569            0.572            0.575             0.577             0.579             0.585
 99.93750   0.561   5.52   0.562    4.93    0.564    4.24    0.566    3.70     0.568    3.38     0.570    3.13     0.573    2.60
 99.96875   0.556          0.556            0.557            0.558             0.559             0.560             0.562
100.00000   0.550          0.550            0.550            0.550             0.550             0.550             0.550
100.03125   0.544          0.544            0.543            0.542             0.541             0.540             0.538
100.06250   0.539          0.538            0.536            0.534             0.532             0.531             0.527

100.09375   0.533   5.52   0.531    4.93    0.528    4.24    0.525    3.70     0.523    3.39     0.521    3.13     0.515    2.60
100.12500   0.528          0.525            0.521            0.517             0.514             0.511             0.503
100.15625   0.522          0.519            0.514            0.509             0.505             0.501             0.491
100.18750   0.517          0.513            0.507            0.501             0.496             0.492             0.480
100.21875   0.511          0.507            0.500            0.492             0.487             0.482             0.468
100.25000   0.506   5.52   0.501    4.93    0.493    4.24    0.484    3.70     0.478    3.39     0.472    3.13     0.456    2.60
100.28125   0.500          0.494            0.485            0.476             0.469             0.463             0.445
100.31250   0.495          0.488            0.478            0.468             0.460             0.453             0.433
100.34375   0.489          0.482            0.471            0.460             0.451             0.443             0.421
100.37500   0.484          0.476            0.464            0.451             0.442             0.433             0.410

100.40625   0.478   5.53   0.470    4.93    0.457    4.25    0.443    3.70     0.433    3.39     0.424    3.13     0.398    2.60
100.43750   0.473          0.464            0.450            0.435             0.424             0.414             0.386
100.46875   0.467          0.458            0.443            0.427             0.415             0.404             0.375
100.50000   0.462          0.451            0.435            0.419             0.406             0.395             0.363
100.53125   0.457          0.445            0.428            0.410             0.398             0.385             0.351

Average
  Life   :  7.01           6.09             5.09             4.34              3.92              3.59              2.92
First Pay:  7.01           6.09             5.09             4.34              3.92              3.59              2.92
Last Pay :  7.01           6.09             5.09             4.34              3.92              3.59              2.92
Collateral
  Loss   :  0.00           0.00             0.00             0.00              0.00              0.00              0.00
Agg. Bond
  Loss   :  0.00           0.00             0.00             0.00              0.00              0.00              0.00


  Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/25/97 settlement date.


_______________________________________________________________________________
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                MERIT 9 - FOR 8K
                     -------Discount Margin Table-------

Lehman Brothers                                                          Page 2
                 Bond Class A2          6.237 Initial Coupon
                        Current Balance $121,000,000.00
                1.00 * 1MLIB +     0.55,  10.00 Cap, 0.55 Floor
                   Index Type: 1MLIB   Initial Value:   5.688

             10% CPR         15% CPR         18% CPR         21% CPR           23% CPR            25% CPR           30% CPR
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
          1MLIB: 5.68750  1MLIB: 5.68750   1MLIB: 5.68750   1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
PRICE     Disc Marg  Dur  Disc Marg  Dur   Disc Marg  Dur   Disc Marg   Dur   Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur
--------- --------- ----  --------- ----   --------- ----   ---------  ----   --------- ----    --------- ----    --------- ----
 99.46875   0.809   9.29    0.788   7.42     0.805   6.53     0.820    5.78     0.831   5.35      0.840   4.97      0.864   4.18
 99.50000   0.805           0.784            0.800            0.815             0.825             0.834             0.856
 99.53125   0.802           0.780            0.795            0.809             0.819             0.828             0.849
 99.56250   0.799           0.776            0.791            0.804             0.814             0.821             0.842
 99.59375   0.796           0.772            0.786            0.799             0.808             0.815             0.834
 99.62500   0.792   9.29    0.768   7.43     0.781   6.53     0.794    5.78     0.802   5.35      0.809   4.97      0.827   4.18
 99.65625   0.789           0.764            0.777            0.788             0.797             0.803             0.820
 99.68750   0.786           0.759            0.772            0.783             0.791             0.797             0.813
 99.71875   0.782           0.755            0.767            0.778             0.785             0.791             0.805
 99.75000   0.779           0.751            0.763            0.772             0.779             0.785             0.798

 99.78125   0.776   9.30    0.747   7.43     0.758   6.53     0.767    5.78     0.774   5.35      0.778   4.97      0.791  4.18
 99.81250   0.773           0.743            0.753            0.762             0.768             0.772             0.783
 99.84375   0.769           0.739            0.749            0.757             0.762             0.766             0.776
 99.87500   0.766           0.735            0.744            0.751             0.757             0.760             0.769
 99.90625   0.763           0.731            0.739            0.746             0.751             0.754             0.762
 99.93750   0.759   9.30    0.727   7.43     0.735   6.53     0.741    5.78     0.745   5.35      0.748   4.97      0.754  4.19
 99.96875   0.756           0.723            0.730            0.736             0.740             0.742             0.747
100.00000   0.753           0.718            0.725            0.730             0.734             0.736             0.740
100.03125   0.750           0.714            0.721            0.725             0.728             0.729             0.733
100.06250   0.746           0.710            0.716            0.720             0.723             0.723             0.725

100.09375   0.743   9.31    0.706   7.44     0.711   6.54     0.715    5.79     0.717   5.35      0.717   4.97      0.718  4.19
100.12500   0.740           0.702            0.707            0.709             0.711             0.711             0.711
100.15625   0.737           0.698            0.702            0.704             0.706             0.705             0.703
100.18750   0.733           0.694            0.697            0.699             0.700             0.699             0.696
100.21875   0.730           0.690            0.693            0.694             0.694             0.693             0.689
100.25000   0.727   9.31    0.686   7.44     0.688   6.54     0.688    5.79     0.689   5.36      0.687   4.98      0.682  4.19
100.28125   0.724           0.682            0.684            0.683             0.683             0.681             0.674
100.31250   0.720           0.678            0.679            0.678             0.677             0.674             0.667
100.34375   0.717           0.674            0.674            0.673             0.672             0.668             0.660
100.37500   0.714           0.669            0.670            0.667             0.666             0.662             0.653

100.40625   0.711   9.32    0.665   7.44     0.665   6.54     0.662    5.79     0.660   5.36      0.656   4.98      0.646  4.19
100.43750   0.707           0.661            0.660            0.657             0.655             0.650             0.638
100.46875   0.704           0.657            0.656            0.652             0.649             0.644             0.631
100.50000   0.701           0.653            0.651            0.646             0.643             0.638             0.624
100.53125   0.698           0.649            0.646            0.641             0.638             0.632             0.617

Average
  Life   : 14.73           10.47             8.77             7.48              6.79              6.20              5.04
First Pay: 12.34            8.59             7.17             6.09              5.51              5.01              4.09
Last Pay : 17.59           12.76            10.76             9.26              8.43              7.67              6.26
Collateral
  Loss   :  0.00            0.00             0.00             0.00              0.00              0.00              0.00
Agg. Bond
  Loss:     0.00            0.00             0.00             0.00              0.00              0.00              0.00

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days.
       Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/25/97 settlement date.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                         MERIT 9 - FOR 8K - TO 35% CALL
                     -------Discount Margin Table-------

Lehman Brothers                                                          Page 3
                 Bond Class B2          6.688 Initial Coupon
                        Current Balance $15,298,000.00
                1.00 * 1MLIB +     1.00,  11.00 Cap, 1.75 Floor
                   Index Type: 1MLIB   Initial Value:   5.688

             10% CPR         15% CPR         18% CPR         21% CPR           23% CPR            25% CPR           30% CPR
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
          1MLIB: 5.68750  1MLIB: 5.68750   1MLIB: 5.68750   1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
PRICE     Disc Marg  Dur  Disc Marg  Dur   Disc Marg  Dur   Disc Marg   Dur   Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur
--------- --------- ----  --------- ----   --------- ----   ---------  ----   --------- ----    --------- ----    --------- ----
 99.46875   1.095   5.42   1.107    4.85    1.124    4.18    1.142     3.65    1.155    3.35     1.167    3.09     1.201    2.57
 99.50000   1.090          1.100            1.116            1.133             1.146             1.157             1.189
 99.53125   1.084          1.094            1.109            1.125             1.136             1.148             1.177
 99.56250   1.079          1.088            1.102            1.117             1.127             1.138             1.166
 99.59375   1.073          1.082            1.095            1.108             1.118             1.128             1.154
 99.62500   1.067   5.43   1.075    4.85    1.087    4.18    1.100     3.65    1.109    3.35     1.118    3.10     1.142    2.58
 99.65625   1.062          1.069            1.080            1.092             1.100             1.108             1.130
 99.68750   1.056          1.063            1.073            1.083             1.091             1.098             1.118
 99.71875   1.050          1.056            1.065            1.075             1.082             1.088             1.106
 99.75000   1.045          1.050            1.058            1.067             1.073             1.079             1.094

 99.78125   1.039   5.43   1.044    4.85    1.051    4.19    1.058     3.65    1.064    3.35     1.069    3.10     1.083    2.58
 99.81250   1.034          1.038            1.044            1.050             1.055             1.059             1.071
 99.84375   1.028          1.031            1.036            1.042             1.045             1.049             1.059
 99.87500   1.022          1.025            1.029            1.033             1.036             1.039             1.047
 99.90625   1.017          1.019            1.022            1.025             1.027             1.029             1.035
 99.93750   1.011   5.43   1.013    4.85    1.015    4.19    1.017     3.66    1.018    3.35     1.020    3.10     1.024    2.58
 99.96875   1.006          1.006            1.007            1.008             1.009             1.010             1.012
100.00000   1.000          1.000            1.000            1.000             1.000             1.000             1.000
100.03125   0.994          0.994            0.993            0.992             0.991             0.990             0.988
100.06250   0.989          0.987            0.985            0.983             0.982             0.980             0.976

100.09375   0.983   5.43   0.981    4.86    0.978    4.19    0.975     3.66    0.973    3.35     0.971    3.10     0.965    2.58
100.12500   0.978          0.975            0.971            0.967             0.964             0.961             0.953
100.15625   0.972          0.969            0.964            0.958             0.955             0.951             0.941
100.18750   0.966          0.962            0.956            0.950             0.946             0.941             0.929
100.21875   0.961          0.956            0.949            0.942             0.937             0.931             0.918
100.25000   0.955   5.43   0.950    4.86    0.942    4.19    0.934     3.66    0.928    3.35     0.922    3.10     0.906    2.58
100.28125   0.950          0.944            0.935            0.925             0.918             0.912             0.894
100.31250   0.944          0.938            0.928            0.917             0.909             0.902             0.882
100.34375   0.939          0.931            0.920            0.909             0.900             0.892             0.871
100.37500   0.933          0.925            0.913            0.900             0.891             0.883             0.859

100.40625   0.927   5.44   0.919    4.86    0.906    4.19    0.892     3.66    0.882    3.35     0.873    3.10     0.847    2.58
100.43750   0.922          0.913            0.899            0.884             0.873             0.863             0.835
100.46875   0.916          0.906            0.891            0.876             0.864             0.853             0.824
100.50000   0.911          0.900            0.884            0.867             0.855             0.843             0.812
100.53125   0.905          0.894            0.877            0.859             0.846             0.834             0.800

Average
  Life   :  7.01           6.09             5.09             4.34              3.92              3.59              2.92
First Pay:  7.01           6.09             5.09             4.34              3.92              3.59              2.92
Last Pay :  7.01           6.09             5.09             4.34              3.92              3.59              2.92
Collateral
  Loss   :  0.00           0.00             0.00             0.00              0.00              0.00              0.00
Agg. Bond
  Loss:     0.00           0.00             0.00             0.00              0.00              0.00              0.00

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days.
       Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/25/97 settlement date.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                                MERIT 9 - FOR 8K
                     -------Discount Margin Table-------

Lehman Brothers                                                          Page 3
                 Bond Class B2          6.688 Initial Coupon
                        Current Balance $15,298,000.00
                1.00 * 1MLIB +     1.00,  11.00 Cap, 1.75 Floor
                   Index Type: 1MLIB   Initial Value:   5.688

              10% CPR         15% CPR         18% CPR          21% CPR           23% CPR            25% CPR           30% CPR
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
          1MLIB: 5.68750  1MLIB: 5.68750   1MLIB: 5.68750   1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750    1MLIB: 5.68750
          --------------  --------------   --------------   ---------------   --------------    --------------    --------------
PRICE     Disc Marg  Dur  Disc Marg  Dur   Disc Marg  Dur   Disc Marg   Dur   Disc Marg  Dur    Disc Marg  Dur    Disc Marg  Dur
--------- --------- ----  --------- ----   --------- ----   ---------  ----   --------- ----    --------- ----    --------- ----
 99.46875   1.310   11.61  1.322    10.72   1.343    10.03   1.360     9.33     1.370   8.87      1.378   8.43      1.397    7.44
 99.50000   1.308          1.319            1.340            1.356              1.366             1.374             1.392
 99.53125   1.305          1.316            1.337            1.353              1.363             1.371             1.388
 99.56250   1.303          1.313            1.334            1.350              1.359             1.367             1.384
 99.59375   1.300          1.310            1.331            1.347              1.356             1.364             1.380
 99.62500   1.297   11.62  1.308    10.73   1.328    10.04   1.343     9.33     1.353   8.88      1.360   8.44      1.376    7.44
 99.65625   1.295          1.305            1.325            1.340              1.349             1.356             1.372
 99.68750   1.292          1.302            1.322            1.337              1.346             1.353             1.368
 99.71875   1.290          1.299            1.319            1.333              1.342             1.349             1.364
 99.75000   1.287          1.296            1.316            1.330              1.339             1.345             1.360

 99.78125   1.284   11.63  1.293    10.74   1.313     10.04  1.327     9.34     1.335   8.88      1.342   8.44      1.356    7.44
 99.81250   1.282          1.291            1.310            1.324              1.332             1.338             1.352
 99.84375   1.279          1.288            1.307            1.320              1.329             1.335             1.347
 99.87500   1.276          1.285            1.304            1.317              1.325             1.331             1.343
 99.90625   1.274          1.282            1.300            1.314              1.322             1.327             1.339
 99.93750   1.271   11.64  1.279    10.74   1.297     10.05  1.311     9.34     1.318   8.89      1.324   8.45      1.335    7.45
 99.96875   1.269          1.276            1.294            1.307              1.315             1.320             1.331
100.00000   1.266          1.274            1.291            1.304              1.311             1.317             1.327
100.03125   1.263          1.271            1.288            1.301              1.308             1.313             1.323
100.06250   1.261          1.268            1.285            1.298              1.305             1.309             1.319

100.09375   1.258   11.65  1.265    10.75   1.282     10.06  1.294      9.35    1.301   8.89      1.306   8.45      1.315    7.45
100.12500   1.256          1.262            1.279            1.291              1.298             1.302             1.311
100.15625   1.253          1.259            1.276            1.288              1.294             1.299             1.307
100.18750   1.250          1.257            1.273            1.285              1.291             1.295             1.303
100.21875   1.248          1.254            1.270            1.281              1.288             1.292             1.299
100.25000   1.245   11.66  1.251    10.76   1.267     10.06  1.278      9.35    1.284   8.90      1.288   8.46      1.295    7.46
100.28125   1.243          1.248            1.264            1.275              1.281             1.284             1.290
100.31250   1.240          1.245            1.261            1.272              1.277             1.281             1.286
100.34375   1.237          1.243            1.258            1.269              1.274             1.277             1.282
100.37500   1.235          1.240            1.255            1.265              1.271             1.274             1.278

100.40625   1.232   11.67  1.237    10.77   1.252     10.07  1.262      9.36    1.267   8.90      1.270   8.46      1.274    7.46
100.43750   1.230          1.234            1.249            1.259              1.264             1.267             1.270
100.46875   1.227          1.231            1.246            1.256              1.260             1.263             1.266
100.50000   1.224          1.229            1.243            1.252              1.257             1.259             1.262
100.53125   1.222          1.226            1.240            1.249              1.254             1.256             1.258

Average
  Life   : 24.94          20.67            18.08            15.80              14.48             13.32             10.96
First Pay: 23.76          19.18            16.59            14.43              13.18             12.09              9.93
Last Pay : 26.34          22.51            20.01            17.59              16.18             14.93             12.34
Collateral
  Loss   :  0.00           0.00             0.00             0.00               0.00              0.00              0.00
Agg. Bond
  Loss   :  0.00           0.00             0.00             0.00               0.00              0.00              0.00

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 0 days.
       Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 6/25/97 settlement date.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).